Exhibit 99.1

NovaStar Home Equity Loan Asset-Backed

Certificates,

Series 2005-1

$2,073,750,000 (Approximate)

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Mortgage, Inc.

Seller and Servicer

Co-Lead Underwriters

1

Greenwich Capital Contacts:

Mortgage Finance	Phone	E-mail Address
Prue Larocca	(203) 622-3868	laroccp@gcm.com
Vinu Phillips	(203) 622-5626	philliv@gcm.com
Ara Balabanian	(203) 618-2435	ara.balabanian@gcm.com
Erin Maxwell	(203) 618-6112	erin.maxwell@gcm.com

Trading	Phone	E-mail Address
Ron Weibye	(203) 625-6160	weibyer@gcm.com
Peter McMullin	(203) 625-6160	peter.mcmullin@gcm.com

Structuring	Phone	E-mail Address
Rob Shugrue	(203) 622-5625	shugrur@gcm.com

Collateral Analytics	Phone	E-mail Address
Max Jaeger	(203) 618-2290	jaegerm@gcm.com

Rating Agency Contacts:

Standard & Poor’s	Phone	E-mail Address
M. Scott Mason	(212) 438-2539	scott_mason@sandp.com
Brian Weller	(212) 438-1934	brian_weller@sandp.com

Moody’s Investors Service	Phone	E-mail Address
Shelly Garg	(212) 553-7922	shelly.garg@moodys.com
Todd Swanson	(212) 553-3847	todd.swanson@moodys.com

Fitch	Phone	E-mail Address
Randy Fabian	(212) 908-0268	randy.fabian@fitchratings.com

2

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: February 1, 2005

$2,073,750,000 (Approximate)

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-1

Class(1,2,3)	Principal Balance ($)	WAL (Years) Call/Mat (4)	Payment Window (Mths) Call/Mat(4)	Expected Rating S&P/ Moody’s/Fitch	Assumed Final Distribution Date	Certificate Type
A-1A	800,000,000	Not Marketed Hereby		AAA /Aaa / AAA	June 2035	Floating Rate Senior
A-1B	200,000,000	Not Marketed Hereby		AAA / Aaa / AAA	June 2035	Floating Rate Senior Mezz
A-2A	427,000,000	1.00 / 1.00	1-25 / 1-25	AAA / Aaa / AAA	February 2015	Floating Rate Seq Senior
A-2B	173,000,000	2.99 / 2.99	25-54 / 25-54	AAA / Aaa / AAA	June 2035	Floating Rate Seq Senior
A-2C	136,700,000	6.27 / 7.45	54-85 / 54-189	AAA / Aaa / AAA	June 2035	Floating Rate Seq Senior
M-1	103,950,000	4.88 / 5.39	40-85 / 40-154	AA+ / Aa1 / AA+	June 2035	Floating Rate Subordinate
M-2	39,900,000	4.84 / 5.31	40-85 / 40-142	AA / Aa2 / AA	June 2035	Floating Rate Subordinate
M-3	31,500,000	4.82 / 5.27	39-85 / 39-137	AA- / Aa3/ AA-	June 2035	Floating Rate Subordinate
M-4	32,550,000	4.81 / 5.24	39-85 / 39-131	A+ / A1 / A+	June 2035	Floating Rate Subordinate
M-5	29,400,000	4.79 / 5.17	38-85 / 38-124	A+ / A2 / A+	June 2035	Floating Rate Subordinate
M-6	21,000,000	4.79 / 5.12	38-85 / 38-117	A / A3 / A	June 2035	Floating Rate Subordinate
B-1	19,950,000	4.79 / 5.06	38-85 / 38-110	A- / Baa1 / A-	June 2035	Floating Rate Subordinate
B-2	18,900,000	4.77 / 4.96	37-85 / 37-103	BBB+ / Baa2 / BBB+	June 2035	Floating Rate Subordinate
B-3	21,000,000	4.76 / 4.80	37-85 / 37-94	BBB / Baa3 / BBB	June 2035	Floating Rate Subordinate
B-4	18,900,000	4.47 / 4.47	37-80 / 37-80	BBB- / NR / BBB-	June 2035	Floating Rate Subordinate
Total:	2,073,750,000

(1)	The Class A-1A and Class A-1B Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are backed by the cash flows from the Group I Mortgage Loans and Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)	The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are priced to call. The margin on the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase by 1.5x after the clean-up call date.

(3)	See “Available Funds Cap Rate” herein.

(4)	See “Pricing Prepayment Speed” herein.

Depositor:	NovaStar Mortgage Funding Corporation.

Issuer:	NovaStar Mortgage Funding Trust, Series 2005-1

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Underwriters:	Morgan Stanley & Co. Incorporated.

Trustee:	JPMorgan Chase Bank, N.A.

Custodian:	Wachovia Bank, N.A.

Swap Providers:	Greenwich Capital Derivatives, Inc. (“GCD”), Wachovia Bank, N.A. (“Wachovia”) and Deutsche Bank AG (“Deutsche”).

3

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:	The Class A-1A and Class A-1B Certificates (together, the “Group I Certificates”), the Class A-2A, Class A-2B and Class A-2C Certificates (collectively, the “Group II Certificates”, and together with the Group I Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (collectively, the “Subordinate Certificates”). The Senior Certificates together with the Subordinate Certificates are referred to herein as the “Offered Certificates.”

Federal Tax Status:	The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on February 1, 2005, and (ii) the date of origination of such Mortgage Loan, or such other date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about February 4, 2005.

Expected Closing Date:	On or about February 22, 2005.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in March 2005.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:	The Group I, Group II and Subordinate Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

Optional Termination:	The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

4

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans (100% PPC): 23% HEP (2.3% - 23% CPR over 10 months, 23% CPR thereafter)

ARM Loans (100% PPC): 28% CPR

Initial Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $730,498,912, of which: (i) approximately $420,624,475 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group I Initial Mortgage Loans”), (ii) approximately $309,874,437 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group II Initial Mortgage Loans,” together with the Group I Initial Mortgage Loans, the “Initial Mortgage Loans”).

With respect to approximately 15.89% of the Initial Mortgage Loans, NovaStar or another originator, originated a second lien mortgage loan simultaneously to the time of origination of the related first lien Mortgage Loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:	On the Closing Date, “Additional Mortgage Loans” will be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $669,501,088 as of the related Cut-off Date, which will consist of approximately $385,501,660 of mortgage loans related to Group I and approximately $283,999,428 of mortgage loans related to Group II. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the “Closing Date Mortgage Loans.” The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $1,400,000,000, which will consist of approximately $806,126,135 of mortgage loans related to Group I and approximately $593,873,865 of mortgage loans related to Group II.

5

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:	On the Closing Date, the Seller will deposit approximately $700,000,000 (the “Pre-funding Amount”), which will consist of approximately $403,063,068 related to Group I and approximately $296,936,932 related to Group II into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Closing Date Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) May 20, 2005.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:	The “Formula Rate” on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) in the case of (a) the Offered Certificates other than the Group I Certificates, 11.00% and (b) the Group I Certificates, 13.00%.

Group I Available Funds Cap Rate:

The “Group I Available Funds Cap Rate” for the Group I Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee, and mortgage insurance fees allocable to the Group I Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount.

Group II Available Funds Cap Rate:

The “Group II Available Funds Cap Rate” for the Group II Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount.

6

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available
Funds Cap Rate:	The “Subordinate Available Funds Cap Rate” for the Subordinate Certificates on any Distribution Date is equal to the weighted average of the Group I Available Funds Cap Rate and the Group II Available Funds Cap Rate, weighted by the related sub component principal balance.

The principal balance of the Group I sub component is equal to the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group I Certificates.

The principal balance of the Group II sub component is equal to the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group II Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group II Mortgage Loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group with an aggregate principal balance greater than zero.

Available Funds Cap Shortfall:

If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:	The Servicer is generally required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

7

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:	On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate effective notional amount of $1,215,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed rate shown below on the related swap effective notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap effective notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Swap Provider	Effective Notional Amount ($)	Fixed Rate	Maturity Date
Greenwich	75,000,000	2.8563%	October 2006
Greenwich	75,000,000	2.9675%	November 2006
Wachovia	75,000,000	2.9850%	November 2006
Greenwich	75,000,000	3.2075%	November 2006
Greenwich	15,000,000	3.2575%	November 2006
Greenwich	75,000,000	3.2725%	November 2006
Deutsche	75,000,000	3.3200%	December 2006
Greenwich	75,000,000	3.3550%	December 2006
Wachovia	75,000,000	3.4200%	December 2006
Wachovia	75,000,000	3.4200%	December 2006
Wachovia	75,000,000	3.5375%	January 2007
Deutsche	80,000,000	3.5800%	January 2007
Greenwich	75,000,000	3.5850%	January 2007
Greenwich	25,000,000	3.1775%	October 2007
Wachovia	25,000,000	3.2650%	November 2007
Greenwich	25,000,000	3.2725%	November 2007
Greenwich	25,000,000	3.4788%	November 2007
Greenwich	25,000,000	3.5225%	November 2007
Wachovia	25,000,000	3.5700%	December 2007
Greenwich	25,000,000	3.6100%	December 2007
Wachovia	25,000,000	3.6140%	December 2007
Wachovia	25,000,000	3.6850%	December 2007
Wachovia	25,000,000	3.7525%	January 2008
Wachovia	20,000,000	3.7800%	January 2008
Greenwich	25,000,000	3.8100%	January 2008

Although the notional amount of $1,215,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, only a certain portion of the swaps will be assigned to the trust on the Closing Date (based on the principal balance of Mortgage Loans assigned to the trust on the Closing Date). The remainder of the swaps will be assigned to the trust on subsequent dates during the Pre-funding Period depending on the principal balance of Mortgage Loans assigned to the trust on such dates.

8

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an aggregate swap effective notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

Distribution Date	Effective Notional Amount ($)	W.A. Fixed Rate
March 2005	1,215,000,000	3.35332%
April 2005	1,215,000,000	3.35332%
May 2005	1,215,000,000	3.35332%
June 2005	1,215,000,000	3.35332%
July 2005	1,215,000,000	3.35332%
August 2005	1,215,000,000	3.35332%
September 2005	1,215,000,000	3.35332%
October 2005	1,215,000,000	3.35332%
November 2005	1,215,000,000	3.35332%
December 2005	1,215,000,000	3.35332%
January 2006	1,215,000,000	3.35332%
February 2006	1,215,000,000	3.35332%
March 2006	1,215,000,000	3.35332%
April 2006	1,215,000,000	3.35332%
May 2006	1,215,000,000	3.35332%
June 2006	1,215,000,000	3.35332%
July 2006	1,215,000,000	3.35332%
August 2006	1,215,000,000	3.35332%
September 2006	1,215,000,000	3.35332%
October 2006	1,215,000,000	3.35332%
November 2006	1,140,000,000	3.38602%
December 2006	825,000,000	3.48940%
January 2007	525,000,000	3.55263%
February 2007	295,000,000	3.54083%
March 2007	295,000,000	3.54083%
April 2007	295,000,000	3.54083%
May 2007	295,000,000	3.54083%
June 2007	295,000,000	3.54083%
July 2007	295,000,000	3.54083%
August 2007	295,000,000	3.54083%
September 2007	295,000,000	3.54083%
October 2007	295,000,000	3.54083%
November 2007	270,000,000	3.57447%
December 2007	170,000,000	3.68610%
January 2008	70,000,000	3.78089%

If on any Distribution Date the aggregate of the swap effective notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

9

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Consists of the following:
1) Mortgage Insurance;
2) Excess Cashflow;
3) the Overcollateralization Amount; and
4) Subordination

Mortgage Insurance
Policies:	Approximately 41.30% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”) or PMI Mortgage Insurance Co. (“PMI”) (such loans are the “Insured Mortgage Loans”). Approximately 53.41% of the Initial Mortgage Loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 5.29% of the Initial Mortgage Loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC or PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% or 51%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 41.29% and 0.01% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement Percentages:
	Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
	Class	Percent	Class	Percent
	Class A	17.30	Class A	34.60
	Class M-1	12.35	Class M-1	24.70
	Class M-2	10.45	Class M-2	20.90
	Class M-3	8.95	Class M-3	17.90
	Class M-4	7.40	Class M-4	14.80
	Class M-5	6.00	Class M-5	12.00
	Class M-6	5.00	Class M-6	10.00
	Class B-1	4.05	Class B-1	8.10
	Class B-2	3.15	Class B-2	6.30
	Class B-3	2.15	Class B-3	4.30
	Class B-4	1.25	Class B-4	2.50

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the sum of the funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under “Priority of Distributions.”

10

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization
Amount:	The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.25% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required
Overcollateralization
Amount:	On any Distribution Date, the “Required Overcollateralization Amount” is equal to:

(i)     prior to the Crossover Date, 1.25% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date.

(ii)    on or after the Crossover Date, the greater of:

a.      the lesser of:

(1)    1.25% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date; and

(2)    2.50% of the current aggregate principal balance of the Mortgage Loans; and

b.      0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the “OC Floor”).

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:	The earlier to occur of:

(i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and

(ii) the later to occur of:

a. the Distribution Date occurring in March 2008; and

b. the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 34.60%.

Credit Enhancement
Percentage:	The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and prior to taking into account distributions on the related certificates on such Distribution Date.

11

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Limited
Cross-collateralization:	Under certain circumstances, to the extent available, if funds from one Group are insufficient to make a required payment of interest or principal on the related class or classes of Class A Certificates, then any remaining funds from the other Group (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

	Period	Losses	Period	Losses	Period	Losses	Period	Losses
	37	2.50%	47	3.58%	57	4.53%	67	5.20%
	38	2.61%	48	3.69%	58	4.63%	68	5.25%
	39	2.72%	49	3.80%	59	4.72%	69	5.30%
	40	2.83%	50	3.89%	60	4.81%	70	5.35%
	41	2.93%	51	3.98%	61	4.90%	71	5.40%
	42	3.04%	52	4.08%	62	4.95%	72	5.45%
	43	3.15%	53	4.17%	63	5.00%	73 and after	5.50%
	44	3.26%	54	4.26%	64	5.05%
	45	3.37%	55	4.35%	65	5.10%
	46	3.48%	56	4.44%	66	5.15%

Group I Trigger Event:	A “Group I Trigger Event” is in effect on any Distribution Date if (x) prior to the Crossover Date, cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than 2.50% or (y) a Trigger Event is in effect.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will be absorbed first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-4 Certificates, second to the Class B-3 Certificates, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-6 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-4 Certificates, eighth to the Class M-3 Certificates, ninth to the Class M-2 Certificates, tenth to the Class M-1 Certificates, eleventh, in the case of any remaining Realized Losses on the Group I Mortgage Loans, to the Class A-1B Certificates. Realized Losses will not be allocated to any of the Class A Certificates (except for the Class A-1B Certificates to the limited extent described above).

12

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)      Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust, net swap payments owed to the Swap Providers, third, monthly interest plus any previously unpaid interest to the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates (pro-rata among the classes in each group), generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class M-6 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, eleventh, monthly interest plus any previously unpaid interest to the Class B-2 Certificates, twelfth, monthly interest plus any previously unpaid interest to the Class B-3 Certificates, and thirteenth, monthly interest plus any previously unpaid interest to the Class B-4 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)      Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-6 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-1 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-3 Certificates as described under “Principal Paydown” and then monthly principal to the Class B-4 Certificates as described under “Principal Paydown.”

3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust.

13

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:	The related share of principal allocable to the Group I Certificates will be distributed as follows:

x)  If a Group I Trigger Event is not in effect, to the Class A-1A and Class A-1B Certificates, pro-rata, based off current certificate principal balances until their certificate principal balances are paid to zero, and

y) If a Group I Trigger Event is in effect:

1) First, to the Class A-1A Certificates until its certificate principal balance is reduced to zero, and

2) Second, to the Class A-1B Certificates until its certificate principal balance is reduced to zero.

The related share of principal allocable to the Group II Certificates will be distributed as follows: first to the Class A-2A Certificates until its certificate principal balance is reduced to zero, second, to the Class A-2B Certificates until its certificate principal balance is reduced to zero, and third, to the Class A-2C Certificates until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Group I and Group II Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Group I and Group II Certificates have been retired, principal will be applied sequentially in the following order of priority: (1) Class M-1 Certificates, (2) Class M-2 Certificates, (3) Class M-3 Certificates, (4) Class M-4 Certificates, (5) Class M-5 Certificates, (6) Class M-6 Certificates, (7) Class B-1 Certificates, (8) Class B-2 Certificates, (9) Class B-3 Certificates and (10) Class B-4 Certificates.

14

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Group I and Group II Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 34.60% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 24.70% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 20.90% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 17.90% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 14.80% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 12.00% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 10.00% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 8.10% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 6.30% credit enhancement, tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 4.30% credit enhancement and eleventh, to the Class B-4 Certificates such that the Class B-4 Certificates will have at least 2.50% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

Supplemental Interest Trust:	Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

(i) the swap payments owed to the Swap Providers for such Distribution Date,

(ii) any net swap payments received from the Swap Providers for such Distribution Date, and

(iii) Excess Cashflow deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust will be distributed as follows:

1) First, to the Swap Providers, the net swap payments owed for such Distribution Date, if any.

2) Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.

3) Third, to the Swap Providers, any swap termination payment.

4) Fourth, to the holders of the non-offered certificates, any remaining amounts.

15

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

16

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Breakeven Losses

Class	M-1	M-2	M-3	M-4	M-5	M-6
Rating (S/M/F)	AA+ /Aa1 /AA+	AA / Aa2 / AA	AA-/ Aa3/ AA-	A+ /A1 /A+	A+ /A2 / A+	A /A3 / A

Loss Severity	15%	15%	15%	15%	15%	15%
Default	92.20 CDR	71.98 CDR	57.89 CDR	46.10 CDR	37.45 CDR	32.15 CDR
Collateral Loss	13.25%	11.94%	10.91%	9.86%	8.90%	8.21%

Loss Severity	25%	25%	25%	25%	25%	25%
Default	39.44 CDR	32.50 CDR	27.78 CDR	23.45 CDR	19.98 CDR	17.67 CDR
Collateral Loss	15.23%	13.76%	12.59%	11.37%	10.26%	9.44%

Loss Severity	35%	35%	35%	35%	35%	35%
Default	24.43 CDR	20.80 CDR	18.18 CDR	15.69 CDR	13.60 CDR	12.17 CDR
Collateral Loss	16.32%	14.74%	13.48%	12.17%	10.97%	10.10%

Class	B-1	B-2	B-3	B-4
Rating (S/M/F)	A-/ Baa1 / A-	BBB+/Baa2/BBB+	BBB/Baa3/BBB	BBB-/NR/BBB-

Loss Severity	15%	15%	15%	15%
Default	27.58 CDR	23.68 CDR	19.59 CDR	16.80 CDR
Collateral Loss	7.52%	6.86%	6.08%	5.47%

Loss Severity	25%	25%	25%	25%
Default	15.55 CDR	13.65 CDR	11.54 CDR	10.16 CDR
Collateral Loss	8.64%	7.86%	6.92%	6.27%

Loss Severity	35%	35%	35%	35%
Default	10.82 CDR	9.59 CDR	8.18 CDR	7.28 CDR
Collateral Loss	9.22%	8.38%	7.37%	6.69%

Assumptions:

1)	Run at the Pricing Speed to Maturity

2)	Forward LIBOR

3)	Triggers are failing after the Crossover Date

4)	12 month liquidation lag

5)	“Break” is the CDR that creates the first dollar of principal loss on the related bond

6)	Defaults are in addition to prepayments

17

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class A-2A to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.98	1.34	1.00	0.79	0.65
MDUR (yr)	1.89	1.29	0.97	0.77	0.64
First Prin Pay	03/2005	03/2005	03/2005	03/2005	03/2005
Last Prin Pay	06/2009	12/2007	03/2007	10/2006	06/2006

Class A-2A to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.98	1.34	1.00	0.79	0.65
MDUR (yr)	1.89	1.29	0.97	0.77	0.64
First Prin Pay	03/2005	03/2005	03/2005	03/2005	03/2005
Last Prin Pay	06/2009	12/2007	03/2007	10/2006	06/2006

Class A-2B to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.40	4.26	2.99	2.16	1.74
MDUR (yr)	5.74	3.95	2.82	2.06	1.68
First Prin Pay	06/2009	12/2007	03/2007	10/2006	06/2006
Last Prin Pay	05/2014	04/2011	08/2009	11/2007	04/2007

Class A-2B to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.40	4.26	2.99	2.16	1.74
MDUR (yr)	5.74	3.95	2.82	2.06	1.68
First Prin Pay	06/2009	12/2007	03/2007	10/2006	06/2006
Last Prin Pay	05/2014	04/2011	08/2009	11/2007	04/2007

Class A-2C to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	12.58	8.54	6.27	4.63	3.04
MDUR (yr)	10.30	7.41	5.63	4.25	2.86
First Prin Pay	05/2014	04/2011	08/2009	11/2007	04/2007
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class A-2C to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	14.46	10.04	7.45	5.56	3.69
MDUR (yr)	11.40	8.43	6.51	4.98	3.39
First Prin Pay	05/2014	04/2011	08/2009	11/2007	04/2007
Last Prin Pay	10/2031	10/2025	11/2020	08/2017	03/2015

18

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class M-1 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.88	4.40	4.40
MDUR (yr)	7.91	5.60	4.44	4.04	4.06
First Prin Pay	09/2009	03/2008	06/2008	10/2008	04/2009
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class M-1 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.24	6.98	5.39	4.79	5.03
MDUR (yr)	8.39	6.04	4.81	4.36	4.58
First Prin Pay	09/2009	03/2008	06/2008	10/2008	04/2009
Last Prin Pay	07/2028	02/2022	12/2017	03/2015	03/2013

Class M-2 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.84	4.21	4.14
MDUR (yr)	7.90	5.60	4.39	3.88	3.82
First Prin Pay	09/2009	03/2008	06/2008	09/2008	01/2009
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class M-2 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.19	6.94	5.31	4.58	4.43
MDUR (yr)	8.35	6.01	4.75	4.17	4.07
First Prin Pay	09/2009	03/2008	06/2008	09/2008	01/2009
Last Prin Pay	02/2027	10/2020	12/2016	05/2014	07/2012

Class M-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.82	4.15	3.97
MDUR (yr)	7.87	5.58	4.37	3.82	3.67
First Prin Pay	09/2009	03/2008	05/2008	08/2008	11/2008
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class M-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.16	6.92	5.27	4.50	4.25
MDUR (yr)	8.30	5.98	4.70	4.10	3.90
First Prin Pay	09/2009	03/2008	05/2008	08/2008	11/2008
Last Prin Pay	05/2026	03/2020	07/2016	12/2013	03/2012

19

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class M-4 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.81	4.10	3.84
MDUR (yr)	7.80	5.55	4.34	3.76	3.55
First Prin Pay	09/2009	03/2008	05/2008	06/2008	09/2008
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class M-4 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.12	6.89	5.24	4.43	4.11
MDUR (yr)	8.21	5.92	4.66	4.02	3.76
First Prin Pay	09/2009	03/2008	05/2008	06/2008	09/2008
Last Prin Pay	09/2025	10/2019	01/2016	08/2013	12/2011

Class M-5 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.79	4.06	3.75
MDUR (yr)	7.78	5.54	4.32	3.72	3.46
First Prin Pay	09/2009	03/2008	04/2008	06/2008	07/2008
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class M-5 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.05	6.83	5.17	4.36	3.98
MDUR (yr)	8.15	5.87	4.60	3.95	3.66
First Prin Pay	09/2009	03/2008	04/2008	06/2008	07/2008
Last Prin Pay	10/2024	01/2019	06/2015	03/2013	08/2011

Class M-6 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.79	4.02	3.68
MDUR (yr)	7.74	5.52	4.30	3.68	3.39
First Prin Pay	09/2009	03/2008	04/2008	05/2008	06/2008
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class M-6 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.97	6.77	5.12	4.28	3.89
MDUR (yr)	8.06	5.81	4.55	3.88	3.56
First Prin Pay	09/2009	03/2008	04/2008	05/2008	06/2008
Last Prin Pay	10/2023	03/2018	11/2014	09/2012	03/2011

20

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class B-1 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.79	4.01	3.63
MDUR (yr)	7.54	5.41	4.24	3.62	3.31
First Prin Pay	09/2009	03/2008	04/2008	04/2008	05/2008
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class B-1 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.87	6.69	5.06	4.23	3.80
MDUR (yr)	7.78	5.64	4.44	3.79	3.45
First Prin Pay	09/2009	03/2008	04/2008	04/2008	05/2008
Last Prin Pay	11/2022	07/2017	04/2014	04/2012	11/2010

Class B-2 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.41	6.34	4.77	3.98	3.58
MDUR (yr)	7.50	5.39	4.21	3.59	3.26
First Prin Pay	09/2009	03/2008	03/2008	04/2008	05/2008
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class B-2 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.71	6.58	4.96	4.13	3.70
MDUR (yr)	7.66	5.55	4.34	3.70	3.36
First Prin Pay	09/2009	03/2008	03/2008	04/2008	05/2008
Last Prin Pay	09/2021	09/2016	09/2013	10/2011	06/2010

Class B-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.38	6.32	4.76	3.97	3.54
MDUR (yr)	7.19	5.22	4.10	3.51	3.17
First Prin Pay	09/2009	03/2008	03/2008	03/2008	04/2008
Last Prin Pay	04/2019	10/2014	03/2012	08/2010	07/2009

Class B-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.46	6.37	4.80	4.00	3.57
MDUR (yr)	7.23	5.26	4.14	3.53	3.19
First Prin Pay	09/2009	03/2008	03/2008	03/2008	04/2008
Last Prin Pay	05/2020	09/2015	12/2012	03/2011	12/2009

21

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class B-4 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.84	5.93	4.47	3.71	3.33
MDUR (yr)	6.50	4.76	3.77	3.21	2.92
First Prin Pay	09/2009	03/2008	03/2008	03/2008	03/2008
Last Prin Pay	06/2018	02/2014	10/2011	04/2010	04/2009

Class B-4 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	8.84	5.93	4.47	3.71	3.33
MDUR (yr)	6.50	4.76	3.77	3.21	2.92
First Prin Pay	09/2009	03/2008	03/2008	03/2008	03/2008
Last Prin Pay	06/2018	02/2014	10/2011	04/2010	04/2009

22

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Group II Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	11.00	61	11.00
2	11.00	32	11.00	62	11.00
3	11.00	33	11.00	63	11.00
4	11.00	34	11.00	64	11.00
5	11.00	35	10.68	65	11.00
6	11.00	36	9.91	66	11.00
7	11.00	37	10.59	67	11.00
8	11.00	38	10.20	68	11.00
9	11.00	39	10.53	69	11.00
10	11.00	40	10.19	70	11.00
11	11.00	41	10.53	71	11.00
12	11.00	42	10.71	72	11.00
13	11.00	43	10.71	73	11.00
14	11.00	44	11.00	74	11.00
15	11.00	45	10.97	75	11.00
16	11.00	46	11.00	76	11.00
17	11.00	47	10.97	77	11.00
18	11.00	48	11.00	78	11.00
19	11.00	49	11.00	79	11.00
20	11.00	50	11.00	80	11.00
21	11.00	51	11.00	81	11.00
22	11.00	52	11.00	82	11.00
23	11.00	53	11.00	83	11.00
24	11.00	54	11.00	84	11.00
25	11.00	55	11.00	85	11.00
26	11.00	56	11.00	86	11.00
27	11.00	57	11.00
28	11.00	58	11.00
29	11.00	59	11.00
30	11.00	60	11.00

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments received by the trust from the Swap Providers.

23

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Subordinate Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	11.00	61	11.00
2	11.00	32	11.00	62	11.00
3	11.00	33	11.00	63	11.00
4	11.00	34	11.00	64	11.00
5	11.00	35	10.84	65	11.00
6	11.00	36	10.07	66	11.00
7	11.00	37	10.76	67	11.00
8	11.00	38	10.36	68	11.00
9	11.00	39	10.70	69	11.00
10	11.00	40	10.36	70	11.00
11	11.00	41	10.70	71	11.00
12	11.00	42	10.88	72	11.00
13	11.00	43	10.88	73	11.00
14	11.00	44	11.00	74	11.00
15	11.00	45	10.99	75	11.00
16	11.00	46	11.00	76	11.00
17	11.00	47	10.99	77	11.00
18	11.00	48	11.00	78	11.00
19	11.00	49	11.00	79	11.00
20	11.00	50	11.00	80	11.00
21	11.00	51	11.00	81	11.00
22	11.00	52	11.00	82	11.00
23	11.00	53	11.00	83	11.00
24	11.00	54	11.00	84	11.00
25	11.00	55	11.00	85	11.00
26	11.00	56	11.00	86	11.00
27	11.00	57	11.00
28	11.00	58	11.00
29	11.00	59	11.00
30	11.00	60	11.00

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments received by the trust from the Swap Providers.

24

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Excess Spread Schedule – Forward LIBOR

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)	Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)	Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)
1	2.59000	2.95100	0.87595	31	4.14100	4.23400	3.67387	61	4.61900	4.71700	4.17165
2	2.70400	3.06800	3.11685	32	4.16700	4.25300	3.83769	62	4.64000	4.73700	3.69243
3	2.91600	3.17800	3.07158	33	4.19000	4.27100	3.65644	63	4.66100	4.75600	3.84445
4	3.05900	3.26400	2.96254	34	4.21100	4.28700	3.78456	64	4.68100	4.77600	3.66060
5	3.12900	3.33600	2.97991	35	4.22800	4.30200	3.60744	65	4.70100	4.79400	3.81492
6	3.20200	3.40800	2.90309	36	4.24200	4.31600	3.69676	66	4.72000	4.81200	3.69647
7	3.28000	3.47700	2.85082	37	4.25500	4.33100	3.99192	67	4.73800	4.82900	3.68380
8	3.35700	3.54300	2.89141	38	4.27000	4.34600	3.71420	68	4.75600	4.84600	3.87378
9	3.42100	3.60400	2.70344	39	4.28400	4.36200	3.87059	69	4.77300	4.86100	3.69192
10	3.48500	3.66300	2.76104	40	4.29900	4.37800	3.70456	70	4.79000	4.87600	3.85202
11	3.55500	3.71600	2.56257	41	4.31400	4.39500	3.84994	71	4.80500	4.89000	3.67200
12	3.61400	3.76200	2.50010	42	4.32900	4.41200	3.73248	72	4.82100	4.90400	3.71248
13	3.66800	3.80400	2.83581	43	4.34500	4.43100	3.71869	73	4.83500	4.91600	4.22073
14	3.72000	3.84100	2.38719	44	4.36200	4.45000	3.89045	74	4.84800	4.92800	3.72194
15	3.76500	3.87500	2.47300	45	4.37900	4.46900	3.71246	75	4.86100	4.93800	3.88819
16	3.80100	3.90600	2.29925	46	4.39800	4.48700	3.85148	76	4.87300	4.94800	3.71139
17	3.82900	3.93400	2.40417	47	4.41700	4.50500	3.67022	77	4.88400	4.95700	3.88033
18	3.85700	3.96200	2.23617	48	4.43800	4.52100	3.70666	78	4.89400	4.96400	3.73837
19	3.88800	3.97900	2.20156	49	4.45700	4.53700	4.17188	79	4.90300	4.97100	3.73754
20	3.92200	3.98900	2.30346	50	4.47200	4.55100	3.69666	80	4.91100	4.97700	3.92385
21	3.94600	3.99900	2.13618	51	4.48700	4.56600	3.84256	81	4.91800	4.98400	3.75283
22	3.97000	4.01100	2.24956	52	4.50200	4.57900	3.66211	82	4.92400	4.99200	3.92632
23	3.99300	4.02400	2.08151	53	4.51600	4.59300	3.80997	83	4.92900	5.00100	3.75694
24	3.95700	4.04000	3.20504	54	4.52900	4.60600	3.67675	84	4.93300	5.01100	3.78619
25	3.94500	4.06600	3.64582	55	4.54300	4.61800	3.66040	85	4.94000	5.02200	4.13078
26	3.98100	4.09900	3.76733	56	4.55600	4.63100	3.83380	86	4.95200	5.03300	3.79960
27	4.01700	4.13100	3.87372	57	4.56800	4.64500	3.65487
28	4.05100	4.16000	3.68736	58	4.58000	4.66100	3.80778
29	4.08300	4.18800	3.80007	59	4.59200	4.67800	3.62807
30	4.11300	4.21200	3.70709	60	4.60300	4.69700	3.68566

25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-1

Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$730,498,912	$12,596	$975,950
Average Scheduled Principal Balance	$153,628
Number of Mortgage Loans	4,755

Weighted Average Gross Coupon	7.689%	4.700%	13.250%
Weighted Average FICO Score	629	400	807
Weighted Average Combined Original LTV	82.72%	21.25%	100.00%

Weighted Average Original Term	352 months	120 months	360 months
Weighted Average Stated Remaining Term	351 months	118 months	360 months
Weighted Average Seasoning	1 months	0 months	58 months

Weighted Average Gross Margin	5.642%	0.010%	8.250%
Weighted Average Minimum Interest Rate	7.629%	4.700%	12.250%
Weighted Average Maximum Interest Rate	14.593%	11.100%	19.250%
Weighted Average Initial Rate Cap	3.000%	3.000%	3.050%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	24 months	16 months	59 months

Maturity Date		Dec. 1, 2014	Feb. 1, 2035
Maximum Zip Code Concentration	0.26%	20011

26

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	413	$15,091,041.64	2.07%	10.092%	260	89.56%	646
50,000.01 - 100,000.00	1,231	93,764,878.91	12.84	8.492	333	82.71	618
100,000.01 - 150,000.00	1,207	150,118,521.96	20.55	7.892	354	83.01	620
150,000.01 - 200,000.00	736	127,999,977.56	17.52	7.609	355	82.63	627
200,000.01 - 250,000.00	468	104,464,890.45	14.30	7.426	357	81.48	628
250,000.01 - 300,000.00	267	73,099,479.99	10.01	7.362	358	83.04	632
300,000.01 - 350,000.00	182	58,946,920.85	8.07	7.240	358	83.11	641
350,000.01 - 400,000.00	118	43,924,033.01	6.01	7.040	354	83.11	646
400,000.01 - 450,000.00	66	28,073,533.30	3.84	7.185	359	82.86	635
450,000.01 - 500,000.00	45	21,558,959.46	2.95	7.549	359	82.15	628
500,000.01 - 550,000.00	11	5,771,295.25	0.79	7.301	359	83.57	647
550,000.01 - 600,000.00	4	2,334,870.57	0.32	7.581	359	76.69	674
600,000.01 - 650,000.00	3	1,916,957.13	0.26	7.110	358	86.63	673
750,000.01 - 800,000.00	1	767,319.10	0.11	6.600	359	80.00	660
800,000.01 - 850,000.00	2	1,690,283.14	0.23	5.900	359	58.43	663
950,000.01 - 1,000,000.00	1	975,949.62	0.13	6.400	359	69.78	620

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	11	$1,961,761.04	0.27%	4.878%	359	62.69%	696
5.000 - 5.499	24	5,385,685.87	0.74	5.302	353	73.35	673
5.500 - 5.999	236	52,188,708.31	7.14	5.836	351	73.23	663
6.000 - 6.499	326	67,341,952.69	9.22	6.278	354	77.20	663
6.500 - 6.999	787	147,817,586.09	20.24	6.772	355	80.01	654
7.000 - 7.499	500	88,927,623.61	12.17	7.256	357	81.85	641
7.500 - 7.999	731	115,262,514.88	15.78	7.760	355	84.12	625
8.000 - 8.499	391	59,358,278.56	8.13	8.261	354	85.17	607
8.500 - 8.999	581	77,177,037.87	10.56	8.762	353	87.47	595
9.000 - 9.499	317	39,575,745.33	5.42	9.239	351	87.98	581
9.500 - 9.999	372	40,749,210.86	5.58	9.756	343	89.08	575
10.000 - 10.499	133	13,347,045.28	1.83	10.210	335	88.14	573
10.500 - 10.999	123	10,612,069.70	1.45	10.740	329	90.63	575
11.000 - 11.499	54	2,853,632.83	0.39	11.170	277	93.60	613
11.500 - 11.999	39	2,252,945.77	0.31	11.714	285	90.47	602
12.000 - 12.499	40	1,738,063.11	0.24	12.098	201	97.55	678
12.500 - 12.999	31	1,555,451.21	0.21	12.700	185	99.25	675
13.000 - 13.499	59	2,393,598.93	0.33	13.011	179	99.67	688

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

27

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	1	$239,575.33	0.03%	6.625%	358	80.00%	400
500-524	169	23,418,249.64	3.21	8.744	357	76.67	520
525-549	527	73,022,051.71	10.00	8.749	356	78.66	537
550-574	512	75,990,901.75	10.40	8.360	356	80.60	563
575-599	544	82,227,190.75	11.26	8.036	355	81.06	587
600-624	572	94,293,429.92	12.91	7.609	356	82.92	612
625-649	649	104,429,075.76	14.30	7.400	348	83.45	638
650-674	650	100,597,418.41	13.77	7.361	347	84.13	662
675-699	455	71,882,320.83	9.84	7.102	347	85.95	686
700+	676	104,398,697.84	14.29	7.031	345	85.30	732

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	122	$13,845,286.88	1.90%	6.851%	328	39.58%	613
50.00- 54.99	71	9,665,544.74	1.32	6.940	349	52.20	600
55.00- 59.99	75	11,257,068.58	1.54	6.724	349	57.16	613
60.00- 64.99	145	24,632,664.08	3.37	6.881	352	62.21	602
65.00- 69.99	175	32,527,367.48	4.45	6.930	351	67.42	599
70.00- 74.99	248	41,319,969.22	5.66	7.339	355	71.88	592
75.00- 79.99	319	51,644,851.17	7.07	7.438	353	76.63	608
80.00	964	165,619,433.32	22.67	7.198	357	80.00	652
80.01- 84.99	121	22,980,856.97	3.15	7.398	357	83.38	630
85.00- 89.99	463	73,902,586.06	10.12	7.950	358	86.09	613
90.00- 94.99	934	149,313,046.67	20.44	8.014	356	90.21	619
95.00- 99.99	418	61,926,194.17	8.48	8.408	350	95.20	632
100.00	700	71,864,042.60	9.84	8.762	321	100.00	673

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	6	$515,825.35	0.07%	7.342%	119	62.09%	652
180	480	28,430,974.71	3.89	9.363	179	87.69	666
240	24	2,288,531.40	0.31	7.806	239	76.15	619
300	1	109,870.01	0.02	7.275	299	57.89	599
360	4,244	699,153,710.47	95.71	7.620	359	82.56	627

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

28

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, I nc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	6	$515,825.35	0.07%	7.342%	119	62.09%	652
121-180	480	28,430,974.71	3.89	9.363	179	87.69	666
181-240	24	2,288,531.40	0.31	7.806	239	76.15	619
241-300	1	109,870.01	0.02	7.275	299	57.89	599
301-360	4,244	699,153,710.47	95.71	7.620	359	82.56	627

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,839	$641,097,471.20	87.76%	7.629%	359	83.09%	626
Fixed Rate Loan	916	89,401,440.74	12.24	8.113	297	80.07	649

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	438	$102,861,671.13	14.08%	6.855%	359	82.15%	673
2/28 6 Mo LIBOR ARM	3,219	506,323,827.61	69.31	7.815	359	83.51	616
3/27 6 MO LIBOR IO	29	7,132,964.95	0.98	6.806	359	77.77	668
3/27 6 Mo LIBOR ARM	110	16,662,012.53	2.28	7.582	359	80.99	608
5/25 6 MO LIBOR	34	5,603,494.98	0.77	6.670	359	76.79	651
5/25 6 MO LIBOR IO	9	2,513,500.00	0.34	6.711	359	79.93	690
Fixed Rate	610	74,738,733.96	10.23	7.635	320	76.40	642
Fixed Rate Balloon	304	14,407,796.78	1.97	10.603	179	99.24	684
Fixed Rate IO	2	254,910.00	0.03	7.477	359	71.67	671

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	478	$112,763,046.08	15.44%	6.850%	359	81.80%	673
Not Interest Only	4,277	617,735,865.86	84.56	7.842	350	82.89	620

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

29

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	1,677	$255,234,555.82	34.94%	7.952%	348	83.31%	633
12	22	6,424,242.19	0.88	6.986	348	80.44	657
24	1,912	304,262,007.79	41.65	7.515	356	82.97	628
36	1,140	164,183,300.16	22.48	7.627	348	81.47	621
60	4	394,805.98	0.05	8.228	324	75.94	592

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	4,380	$712,966,926.02	97.60%	7.614%	355	82.32%	627
Second Lien	375	17,531,985.92	2.40	10.728	182	99.24	685

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	2,277	$315,438,426.19	43.18%	7.958%	353	84.57%	600
Limited Documentation	93	16,192,779.75	2.22	8.207	358	84.78	592
No Documentation	523	82,753,353.62	11.33	7.062	346	80.60	695
Stated Income	1,862	316,114,352.38	43.27	7.558	350	81.33	641

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,397	$390,261,079.60	53.42%	7.559%	353	78.68%	608
Purchase	2,160	311,598,398.37	42.66	7.833	349	87.79	655
Rate/Term Refinance	198	28,639,433.97	3.92	7.883	346	82.77	610

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

30

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	351	$51,165,276.21	7.00%	7.422%	351	84.21%	653
Multi-Unit	201	35,341,737.26	4.84	7.866	352	80.98	637
PUD	656	119,030,843.02	16.29	7.630	351	84.76	635
Single Family Residence	3,547	524,961,055.45	71.86	7.716	351	82.23	624

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	298	$33,965,023.78	4.65%	8.132%	356	80.55%	651
Primary	4,366	681,944,862.02	93.35	7.670	351	82.84	627
Secondary Home	91	14,589,026.14	2.00	7.516	357	82.09	655

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

31

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	69	$6,824,587.14	0.93%	8.941%	346	86.33%	592
Arizona	97	13,440,070.99	1.84	7.441	350	84.25	644
Arkansas	47	4,900,256.98	0.67	8.326	352	89.46	628
California	595	136,649,029.61	18.71	6.821	349	76.72	639
Colorado	66	12,578,944.10	1.72	7.458	355	84.15	621
Connecticut	82	14,869,751.58	2.04	7.837	354	83.82	619
Delaware	28	4,643,037.60	0.64	7.398	353	76.15	640
District of Columbia	33	6,275,348.14	0.86	7.904	359	73.72	599
Florida	870	130,291,997.56	17.84	7.619	351	83.93	641
Georgia	168	23,432,218.09	3.21	8.480	349	87.12	630
Hawaii	1	149,700.59	0.02	6.000	358	60.48	601
Idaho	12	1,631,490.57	0.22	7.782	358	84.46	636
Illinois	126	17,717,305.72	2.43	7.579	356	82.87	621
Indiana	59	5,490,598.73	0.75	8.344	353	86.69	611
Iowa	13	1,190,770.64	0.16	8.715	358	89.06	595
Kansas	18	1,941,228.56	0.27	8.312	354	89.85	629
Kentucky	31	3,030,972.94	0.41	8.321	357	84.15	620
Louisiana	104	10,241,790.13	1.40	8.382	349	83.09	590
Maine	22	4,453,438.49	0.61	8.310	359	82.93	614
Maryland	194	36,567,631.08	5.01	7.970	354	83.09	622
Massachusetts	50	11,118,781.54	1.52	7.262	351	81.24	657
Michigan	179	22,101,828.91	3.03	8.210	357	85.76	617
Minnesota	18	3,684,818.00	0.50	7.732	359	92.28	649
Mississippi	60	5,412,582.26	0.74	8.616	344	87.95	601
Missouri	114	14,100,079.09	1.93	8.485	358	86.84	607
Montana	7	1,272,701.27	0.17	7.324	328	83.31	659
Nebraska	2	259,958.71	0.04	8.018	358	83.50	641
Nevada	50	9,258,182.96	1.27	7.043	350	80.02	635
New Hampshire	19	3,461,497.42	0.47	7.513	357	79.91	614
New Jersey	80	17,358,642.26	2.38	7.771	357	81.23	619
New Mexico	10	1,192,612.14	0.16	8.264	335	89.87	617
New York	140	27,817,220.87	3.81	7.539	351	79.34	622
North Carolina	161	18,023,101.21	2.47	8.494	348	85.77	630
Ohio	217	23,510,080.14	3.22	8.339	355	87.95	617
Oklahoma	27	2,973,371.07	0.41	7.969	349	85.51	632
Oregon	31	5,039,671.13	0.69	7.516	351	85.21	642
Pennsylvania	177	20,152,036.33	2.76	8.097	352	84.01	618
Rhode Island	1	219,610.73	0.03	6.625	358	80.00	631
South Carolina	73	9,013,998.94	1.23	8.636	348	88.47	617
Tennessee	113	$12,073,888.01	1.65%	8.124%	340	84.66%	618

Continued on Next Page...

32

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State (Continued…)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Texas	233	$27,049,751.01	3.70%	7.933%	341	86.04%	627
Utah	15	2,042,966.55	0.28	7.152	355	88.73	652
Vermont	4	553,764.76	0.08	8.454	359	81.62	644
Virginia	233	42,511,204.71	5.82	7.739	354	83.24	619
Washington	50	7,875,655.84	1.08	7.357	346	83.61	634
West Virginia	17	1,749,734.38	0.24	8.446	354	84.65	612
Wisconsin	29	3,611,688.24	0.49	8.419	355	84.82	607
Wyoming	10	739,314.22	0.10	7.876	339	81.38	622

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	2	$387,918.63	0.06%	8.230%	359	86.66%	609
1.000 - 1.499	2	496,750.00	0.08	5.950	359	78.96	633
2.000 - 2.499	5	613,499.16	0.10	7.322	357	77.13	606
3.500 - 3.999	10	2,146,258.06	0.33	5.963	359	66.10	676
4.000 - 4.499	122	23,787,303.35	3.71	5.935	359	71.85	667
4.500 - 4.999	574	110,588,266.06	17.25	6.506	359	76.53	673
5.000 - 5.499	793	140,128,310.23	21.86	7.012	359	80.73	640
5.500 - 5.999	845	146,310,298.47	22.82	7.619	359	85.90	631
6.000 - 6.499	751	113,435,153.15	17.69	8.460	359	88.46	594
6.500 - 6.999	467	66,519,541.43	10.38	9.112	359	86.44	574
7.000 - 7.499	255	34,312,348.37	5.35	9.440	358	86.79	574
7.500 - 7.999	11	2,003,099.04	0.31	8.362	358	83.10	560
8.000 - 8.499	2	368,725.25	0.06	9.321	359	75.47	531

Total	3,839	$641,097,471.20	100.00%	7.629%	359	83.09%	626

33

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	11	$1,961,761.04	0.31%	4.878%	359	62.69%	696
5.000 - 5.499	23	5,227,015.66	0.82	5.301	358	73.61	672
5.500 - 5.999	206	46,096,484.51	7.19	5.830	359	74.66	662
6.000 - 6.499	289	60,973,135.29	9.51	6.277	359	78.01	663
6.500 - 6.999	664	128,622,282.75	20.06	6.769	359	81.52	654
7.000 - 7.499	428	77,946,852.76	12.16	7.252	359	82.44	641
7.500 - 7.999	631	103,836,618.15	16.20	7.759	359	84.61	624
8.000 - 8.499	341	54,444,600.00	8.49	8.263	359	85.35	606
8.500 - 8.999	493	69,047,293.02	10.77	8.760	359	87.58	592
9.000 - 9.499	267	35,557,320.03	5.55	9.243	359	87.46	575
9.500 - 9.999	292	35,793,186.66	5.58	9.749	359	88.36	566
10.000 - 10.499	86	10,860,357.50	1.69	10.232	359	87.14	558
10.500 - 10.999	76	8,162,750.12	1.27	10.740	359	89.15	555
11.000 - 11.499	14	1,253,658.98	0.20	11.308	359	91.68	557
11.500 - 11.999	16	1,163,907.44	0.18	11.717	359	85.40	543
12.000 - 12.499	2	150,247.29	0.02	12.239	359	86.71	533

Total	3,839	$641,097,471.20	100.00%	7.629%	359	83.09%	626

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	3	$898,000.55	0.14%	5.198%	353	84.84%	768
11.500 - 11.999	25	5,834,673.00	0.91	5.464	358	71.90	657
12.000 - 12.499	37	8,993,311.11	1.40	5.803	358	75.84	656
12.500 - 12.999	212	47,553,131.51	7.42	5.940	359	75.02	657
13.000 - 13.499	284	59,131,344.24	9.22	6.318	359	77.91	659
13.500 - 13.999	661	127,185,315.24	19.84	6.801	359	81.68	654
14.000 - 14.499	421	76,130,857.93	11.88	7.262	359	82.64	643
14.500 - 14.999	618	100,403,861.98	15.66	7.770	359	84.61	624
15.000 - 15.499	337	53,835,889.88	8.40	8.263	359	85.32	605
15.500 - 15.999	490	68,654,444.30	10.71	8.768	359	87.51	592
16.000 - 16.499	267	35,557,320.03	5.55	9.243	359	87.46	575
16.500 - 16.999	290	35,328,400.10	5.51	9.748	359	88.61	567
17.000 - 17.499	86	10,860,357.50	1.69	10.232	359	87.14	558
17.500 - 17.999	76	8,162,750.12	1.27	10.740	359	89.15	555
18.000 - 18.499	14	1,253,658.98	0.20	11.308	359	91.68	557
18.500 - 18.999	16	1,163,907.44	0.18	11.717	359	85.40	543
19.000 - 19.499	2	150,247.29	0.02	12.239	359	86.71	533

Total	3,839	$641,097,471.20	100.00%	7.629%	359	83.09%	626

34

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000	3,838	$641,003,122.43	99.99%	7.629%	359	83.09%	626
3.050	1	94,348.77	0.01	9.150	357	70.00	535

Total	3,839	$641,097,471.20	100.00%	7.629%	359	83.09%	626

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	3,839	$641,097,471.20	100.00%	7.629%	359	83.09%	626

Total	3,839	$641,097,471.20	100.00%	7.629%	359	83.09%	626

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
06/01/06	1	$449,669.02	0.07%	5.250%	352	90.00%	772
07/01/06	9	1,775,490.46	0.28	6.175	353	85.14	694
08/01/06	2	404,367.28	0.06	7.799	354	91.61	645
09/01/06	5	518,214.91	0.08	7.549	355	76.73	650
10/01/06	1	122,033.23	0.02	7.500	356	80.00	637
11/01/06	142	22,805,740.58	3.56	7.416	357	81.63	638
12/01/06	891	144,179,411.68	22.49	7.719	358	84.11	626
12/15/06	1	55,478.88	0.01	10.700	358	75.00	571
01/01/07	2,599	437,695,792.70	68.27	7.651	359	83.07	624
01/02/07	4	705,400.00	0.11	8.425	359	86.51	604
02/01/07	2	473,900.00	0.07	7.048	360	93.89	657
12/01/07	38	6,242,704.06	0.97	7.629	358	81.72	610
01/01/08	100	17,309,873.42	2.70	7.245	359	79.41	632
02/01/08	1	242,400.00	0.04	7.600	360	80.00	642
12/01/09	10	1,448,189.63	0.23	7.102	358	68.21	640
01/01/10	33	6,668,805.35	1.04	6.592	359	79.84	668

Total	3,839	$641,097,471.20	100.00%	7.629%	359	83.09%	626

35

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	1	$210,072.37	0.03%	7.275%	358	80.00%	510
A-	1	54,167.87	0.01	8.625	334	70.00	603
AA	2	543,728.87	0.07	7.503	349	68.44	586
Alt	2	109,915.38	0.02	10.768	178	100.00	684
Alt A	1,550	246,755,233.74	33.78	7.098	345	84.36	683
B	2	258,838.43	0.04	8.130	342	75.56	537
M1	2,222	334,273,849.29	45.76	7.853	354	83.84	613
M2	747	114,608,026.17	15.69	8.140	355	79.22	577
M3	153	22,611,250.07	3.10	8.843	356	73.32	559
M4	74	10,945,045.83	1.50	8.831	356	68.75	567
NSFICO	1	128,783.92	0.02	7.450	333	79.82	660

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

IO Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	4,277	$617,735,865.86	84.56%	7.842%	350	82.89%	620
60	467	109,994,636.08	15.06	6.852	359	81.87	672
120	11	2,768,410.00	0.38	6.782	359	79.17	688

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	1,399	$301,621,268.23	41.29%	7.274%	356	83.41%	642
NO MI	3,355	428,805,518.39	58.70	7.980	348	82.24	619
PMI	1	72,125.32	0.01	10.150	302	85.00	539

Total	4,755	$730,498,911.94	100.00%	7.689%	351	82.72%	629

36

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-1

Group I Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$420,624,475	$12,596	$467,521
Average Scheduled Principal Balance	$143,118
Number of Mortgage Loans	2,939

Weighted Average Gross Coupon	7.758%	4.800%	13.000%
Weighted Average FICO Score	627	400	807
Weighted Average Combined Original LTV	83.08%	21.25%	100.00%

Weighted Average Original Term	353 months	120 months	360 months
Weighted Average Stated Remaining Term	352 months	119 months	360 months
Weighted Average Seasoning	1 months	0 months	7 months

Weighted Average Gross Margin	5.659%	0.010%	8.250%
Weighted Average Minimum Interest Rate	7.706%	4.800%	12.250%
Weighted Average Maximum Interest Rate	14.680%	11.375%	19.250%
Weighted Average Initial Rate Cap	3.000%	3.000%	3.050%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	23 months	17 months	59 months

Maturity Date		Jan. 1, 2015	Feb. 1, 2035
Maximum Zip Code Concentration	0.42%	20011

37

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 50,000.00	307	$11,111,788.29	2.64%	10.123%	258	89.35%	645
50,000.01 - 100,000.00	697	52,862,505.77	12.57	8.445	341	82.22	615
100,000.01 - 150,000.00	789	98,447,758.92	23.41	7.905	355	82.87	619
150,000.01 - 200,000.00	490	85,337,075.14	20.29	7.592	356	82.95	631
200,000.01 - 250,000.00	317	70,778,955.13	16.83	7.446	357	81.89	628
250,000.01 - 300,000.00	181	49,577,444.59	11.79	7.396	358	83.89	631
300,000.01 - 350,000.00	132	42,786,677.87	10.17	7.306	359	83.63	636
350,000.01 - 400,000.00	21	7,512,295.78	1.79	7.320	359	87.02	653
400,000.01 - 450,000.00	3	1,290,320.58	0.31	7.515	358	85.00	649
450,000.01 - 500,000.00	2	919,652.64	0.22	7.830	358	77.79	665

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	6	$1,197,208.25	0.28%	4.901%	359	58.98%	701
5.000 - 5.499	8	1,616,339.70	0.38	5.339	359	69.26	649
5.500 - 5.999	132	26,433,565.86	6.28	5.832	355	73.32	663
6.000 - 6.499	189	33,191,259.09	7.89	6.285	353	76.87	664
6.500 - 6.999	498	87,051,577.38	20.70	6.776	354	80.36	653
7.000 - 7.499	306	51,950,228.37	12.35	7.260	357	81.86	646
7.500 - 7.999	455	67,628,919.20	16.08	7.777	356	83.97	626
8.000 - 8.499	232	33,895,130.02	8.06	8.258	355	85.42	607
8.500 - 8.999	363	47,135,773.86	11.21	8.767	354	87.34	594
9.000 - 9.499	200	24,168,916.63	5.75	9.238	353	89.22	584
9.500 - 9.999	234	25,683,607.01	6.11	9.752	348	88.97	574
10.000 - 10.499	87	7,521,856.55	1.79	10.214	337	90.31	569
10.500 - 10.999	81	6,959,672.75	1.65	10.754	334	89.79	566
11.000 - 11.499	38	1,715,212.12	0.41	11.150	260	94.39	627
11.500 - 11.999	26	1,390,669.86	0.33	11.712	311	88.07	577
12.000 - 12.499	22	874,216.48	0.21	12.120	214	96.12	682
12.500 - 12.999	22	846,888.20	0.20	12.710	190	98.62	686
13.000 - 13.499	40	1,363,433.38	0.32	13.000	179	99.52	692

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

38

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	1	$239,575.33	0.06%	6.625%	358	80.00%	400
500-524	108	14,693,425.38	3.49	8.821	357	77.20	519
525-549	328	43,662,492.53	10.38	8.761	356	79.00	536
550-574	324	45,583,162.44	10.84	8.406	357	80.22	562
575-599	331	47,299,736.05	11.25	8.152	355	81.02	587
600-624	348	52,625,047.90	12.51	7.673	356	83.31	613
625-649	405	61,434,139.48	14.61	7.366	349	83.48	638
650-674	403	56,282,646.13	13.38	7.477	348	85.53	662
675-699	263	38,999,201.49	9.27	7.204	349	87.06	686
700+	428	59,805,047.98	14.22	7.067	346	85.80	733

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	78	$8,726,437.76	2.07%	6.904%	329	38.58%	610
50.00- 54.99	52	7,344,669.98	1.75	6.887	351	52.43	592
55.00- 59.99	40	5,573,002.33	1.32	6.792	345	57.32	611
60.00- 64.99	88	14,017,064.34	3.33	6.985	354	62.35	595
65.00- 69.99	98	15,941,739.55	3.79	7.087	350	67.27	592
70.00- 74.99	141	21,733,555.06	5.17	7.389	356	71.79	586
75.00- 79.99	183	27,815,959.79	6.61	7.452	356	76.56	610
80.00	597	93,686,232.21	22.27	7.259	356	80.00	653
80.01- 84.99	73	11,698,876.01	2.78	7.396	358	83.52	615
85.00- 89.99	278	40,481,575.52	9.62	8.034	357	86.05	610
90.00- 94.99	595	87,979,041.50	20.92	8.134	357	90.20	614
95.00- 99.99	262	38,469,290.08	9.15	8.307	351	95.16	635
100.00	454	47,157,030.58	11.21	8.668	330	100.00	673

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	3	$249,470.24	0.06%	7.263%	119	45.64%	651
180	288	14,437,231.12	3.43	9.419	179	87.09	666
240	16	1,486,133.42	0.35	7.919	239	75.81	628
360	2,632	404,451,639.93	96.16	7.699	359	82.98	626

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

39

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	3	$249,470.24	0.06%	7.263%	119	45.64%	651
121-180	288	14,437,231.12	3.43	9.419	179	87.09	666
181-240	16	1,486,133.42	0.35	7.919	239	75.81	628
301-360	2,632	404,451,639.93	96.16	7.699	359	82.98	626

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,390	$371,556,547.97	88.33%	7.706%	359	83.51%	625
Fixed Rate Loan	549	49,067,926.74	11.67	8.150	301	79.81	645

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	269	$54,462,301.27	12.95%	6.946%	359	82.60%	672
2/28 6 Mo LIBOR ARM	2,023	302,346,414.11	71.88	7.858	359	83.86	616
3/27 6 MO LIBOR IO	13	2,462,718.99	0.59	6.838	359	75.93	672
3/27 6 Mo LIBOR ARM	62	8,421,177.59	2.00	7.888	359	82.05	605
5/25 6 MO LIBOR	18	2,792,936.01	0.66	6.670	359	75.49	669
5/25 6 MO LIBOR IO	5	1,071,000.00	0.25	6.776	359	80.80	692
Fixed Rate	363	41,920,415.82	9.97	7.693	321	76.50	639
Fixed Rate Balloon	185	7,012,600.92	1.67	10.887	179	99.41	686
Fixed Rate IO	1	134,910.00	0.03	7.990	359	90.00	622

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	288	$58,130,930.26	13.82%	6.940%	359	82.30%	673
Not Interest Only	2,651	362,493,544.45	86.18	7.889	351	83.20	620

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

40

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	1,091	$154,773,528.81	36.80%	7.963%	350	83.21%	632
12	10	2,074,508.72	0.49	7.156	351	73.51	633
24	1,178	172,668,363.53	41.05	7.597	356	83.39	627
36	660	91,108,073.65	21.66	7.730	348	82.47	619

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,710	$412,129,679.65	97.98%	7.693%	355	82.74%	626
Second Lien	229	8,494,795.06	2.02	10.929	182	99.36	687

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	1,428	$189,184,190.84	44.98%	8.039%	354	84.93%	599
Limited Documentation	60	9,797,355.13	2.33	8.293	357	83.07	581
No Documentation	337	47,973,365.32	11.41	7.134	347	80.76	697
Stated Income	1,114	173,669,563.42	41.29	7.594	351	81.70	641

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,433	$218,135,840.38	51.86%	7.624%	353	78.65%	606
Purchase	1,382	185,605,991.48	44.13	7.896	351	88.27	654
Rate/Term Refinance	124	16,882,642.85	4.01	7.982	347	83.19	608

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

41

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	227	$31,734,577.68	7.54%	7.407%	352	84.15%	651
Multi-Unit	136	24,990,336.01	5.94	7.797	352	80.38	639
PUD	398	62,458,411.02	14.85	7.676	352	86.00	635
Single Family Residence	2,178	301,441,150.00	71.67	7.809	352	82.58	622

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	187	$21,250,605.93	5.05%	8.056%	356	79.70%	651
Primary	2,704	392,644,319.52	93.35	7.744	352	83.24	625
Secondary Home	48	6,729,549.26	1.60	7.654	355	84.16	656

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

42

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	40	$3,812,275.49	0.91%	8.878%	344	87.88%	602
Arizona	65	9,098,559.73	2.16	7.439	351	84.66	644
Arkansas	32	3,191,387.19	0.76	8.281	349	90.24	630
California	311	62,560,561.54	14.87	6.853	351	75.00	631
Colorado	39	6,847,185.21	1.63	7.502	354	83.55	627
Connecticut	48	8,184,283.59	1.95	7.931	356	83.73	613
Delaware	17	2,710,610.61	0.64	7.512	352	81.79	647
District of Columbia	25	4,674,118.53	1.11	7.931	359	72.70	588
Florida	543	79,733,236.87	18.96	7.632	351	84.20	642
Georgia	118	14,550,615.95	3.46	8.601	351	87.52	626
Idaho	4	358,594.73	0.09	7.514	358	76.10	574
Illinois	87	10,793,878.00	2.57	7.438	355	81.22	624
Indiana	37	3,563,246.76	0.85	8.243	352	86.69	607
Iowa	11	972,745.95	0.23	8.753	358	89.86	600
Kansas	12	1,502,091.43	0.36	7.977	359	88.52	632
Kentucky	19	1,756,188.93	0.42	8.471	355	84.69	612
Louisiana	68	6,639,145.88	1.58	8.384	349	82.49	585
Maine	13	2,785,606.74	0.66	8.484	359	83.54	605
Maryland	116	21,122,778.88	5.02	7.925	357	85.69	629
Massachusetts	34	7,639,665.17	1.82	7.263	351	79.99	661
Michigan	112	14,385,675.50	3.42	8.290	358	86.40	611
Minnesota	12	2,716,532.37	0.65	7.819	359	93.49	644
Mississippi	41	3,561,451.01	0.85	8.730	340	87.68	589
Missouri	75	8,725,747.04	2.07	8.480	358	87.02	598
Montana	2	120,003.66	0.03	8.432	268	82.76	607
Nebraska	1	105,260.78	0.03	10.800	359	90.00	553
Nevada	29	4,990,464.06	1.19	6.959	349	82.39	631
New Hampshire	11	1,973,301.49	0.47	7.464	355	80.67	613
New Jersey	55	11,328,308.48	2.69	7.703	357	79.03	613
New Mexico	9	1,077,107.08	0.26	8.401	332	90.93	611
New York	86	14,752,763.82	3.51	7.631	349	77.34	625
North Carolina	116	12,536,240.39	2.98	8.340	347	86.19	638
Ohio	123	13,948,016.61	3.32	8.471	356	88.28	615
Oklahoma	20	2,345,950.17	0.56	7.889	354	85.00	635
Oregon	19	2,513,681.62	0.60	7.568	345	88.26	650
Pennsylvania	103	10,636,449.10	2.53	8.190	353	85.49	619
Rhode Island	1	219,610.73	0.05	6.625	358	80.00	631
South Carolina	52	6,185,605.54	1.47	8.660	350	88.35	623
Tennessee	73	7,404,797.86	1.76	8.339	347	85.49	621
Texas	156	17,260,904.53	4.10	7.983	344	87.03	627
Utah	11	$1,512,945.19	0.36%	7.152%	355	90.10%	656

Continued Next Page…

43

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State (Continued)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Vermont	1	$129,314.64	0.03%	9.750%	359	75.00%	559
Virginia	122	21,039,084.30	5.00	7.711	355	83.64	621
Washington	31	4,515,152.92	1.07	7.253	349	83.90	630
West Virginia	13	1,361,277.03	0.32	8.440	359	86.16	612
Wisconsin	18	2,113,702.09	0.50	8.326	359	84.87	611
Wyoming	8	668,349.52	0.16	7.703	341	81.07	630

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	2	$387,918.63	0.10%	8.230%	359	86.66%	609
1.000 - 1.499	1	270,750.00	0.07	5.700	359	75.00	668
2.000 - 2.499	4	456,416.44	0.12	7.209	357	77.86	601
3.500 - 3.999	5	972,938.15	0.26	5.539	359	63.94	668
4.000 - 4.499	73	12,261,516.05	3.30	5.980	359	71.16	666
4.500 - 4.999	344	58,766,980.32	15.82	6.557	359	76.06	673
5.000 - 5.499	519	86,293,420.89	23.22	7.086	359	80.93	638
5.500 - 5.999	528	84,863,969.75	22.84	7.651	359	86.08	630
6.000 - 6.499	467	67,392,009.41	18.14	8.546	359	89.42	597
6.500 - 6.999	281	37,609,277.24	10.12	9.111	359	87.25	574
7.000 - 7.499	156	20,680,277.18	5.57	9.562	359	87.66	575
7.500 - 7.999	8	1,232,348.66	0.33	8.736	358	79.01	542
8.000 - 8.499	2	368,725.25	0.10	9.321	359	75.47	531

Total	2,390	$371,556,547.97	100.00%	7.706%	359	83.51%	625

44

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	6	$1,197,208.25	0.32%	4.901%	359	58.98%	701
5.000 - 5.499	8	1,616,339.70	0.44	5.339	359	69.26	649
5.500 - 5.999	119	23,903,954.76	6.43	5.828	359	74.44	663
6.000 - 6.499	167	29,991,700.65	8.07	6.281	359	77.93	664
6.500 - 6.999	422	76,098,454.60	20.48	6.772	359	82.06	653
7.000 - 7.499	265	45,720,270.03	12.31	7.259	359	82.43	646
7.500 - 7.999	400	61,186,029.67	16.47	7.778	359	84.22	624
8.000 - 8.499	204	30,995,011.59	8.34	8.262	359	85.96	606
8.500 - 8.999	308	42,189,040.04	11.35	8.765	359	87.47	591
9.000 - 9.499	173	22,002,530.03	5.92	9.239	359	89.08	579
9.500 - 9.999	190	23,330,734.06	6.28	9.744	359	88.43	567
10.000 - 10.499	56	6,075,380.28	1.64	10.234	359	89.55	553
10.500 - 10.999	50	5,532,754.01	1.49	10.749	359	88.89	552
11.000 - 11.499	8	643,583.93	0.17	11.308	359	92.48	565
11.500 - 11.999	13	966,485.36	0.26	11.699	359	83.97	542
12.000 - 12.499	1	107,071.01	0.03	12.250	359	85.00	534

Total	2,390	$371,556,547.97	100.00%	7.706%	359	83.51%	625

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	1	$74,831.54	0.02%	5.375%	358	28.09%	790
11.500 - 11.999	13	2,949,946.47	0.79	5.439	358	69.46	675
12.000 - 12.499	15	3,245,297.11	0.87	5.836	358	75.86	645
12.500 - 12.999	124	24,755,837.54	6.66	5.935	359	74.38	654
13.000 - 13.499	165	29,869,971.67	8.04	6.326	359	77.73	660
13.500 - 13.999	416	74,190,261.95	19.97	6.779	359	82.32	655
14.000 - 14.499	262	44,373,166.08	11.94	7.269	359	82.67	649
14.500 - 14.999	398	61,207,816.03	16.47	7.789	359	84.17	623
15.000 - 15.499	201	30,760,055.57	8.28	8.260	359	85.96	606
15.500 - 15.999	306	41,935,611.89	11.29	8.778	359	87.37	591
16.000 - 16.499	173	22,002,530.03	5.92	9.239	359	89.08	579
16.500 - 16.999	188	22,865,947.50	6.15	9.742	359	88.81	568
17.000 - 17.499	56	6,075,380.28	1.64	10.234	359	89.55	553
17.500 - 17.999	50	5,532,754.01	1.49	10.749	359	88.89	552
18.000 - 18.499	8	643,583.93	0.17	11.308	359	92.48	565
18.500 - 18.999	13	966,485.36	0.26	11.699	359	83.97	542
19.000 - 19.499	1	107,071.01	0.03	12.250	359	85.00	534

Total	2,390	$371,556,547.97	100.00%	7.706%	359	83.51%	625

45

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000	2,389	$371,462,199.20	99.97%	7.706%	359	83.51%	625
3.050	1	94,348.77	0.03	9.150	357	70.00	535

Total	2,390	$371,556,547.97	100.00%	7.706%	359	83.51%	625

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	2,390	$371,556,547.97	100.00%	7.706%	359	83.51%	625

Total	2,390	$371,556,547.97	100.00%	7.706%	359	83.51%	625

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
07/01/06	7	$1,004,190.47	0.27%	6.446%	353	81.41%	661
08/01/06	1	39,844.28	0.01	8.250	354	60.61	617
09/01/06	2	70,905.39	0.02	9.617	355	75.25	547
10/01/06	1	122,033.23	0.03	7.500	356	80.00	637
11/01/06	89	12,382,672.15	3.33	7.511	357	81.15	626
12/01/06	563	86,533,511.97	23.29	7.740	358	84.55	628
12/15/06	1	55,478.88	0.01	10.700	358	75.00	571
01/01/07	1,625	256,269,379.01	68.97	7.725	359	83.50	623
01/02/07	2	225,400.00	0.06	8.714	359	87.59	644
02/01/07	1	105,300.00	0.03	7.250	360	90.00	731
12/01/07	26	3,852,889.23	1.04	7.822	358	79.20	616
01/01/08	48	6,788,607.35	1.83	7.554	359	81.52	621
02/01/08	1	242,400.00	0.07	7.600	360	80.00	642
12/01/09	7	806,841.44	0.22	6.993	358	63.67	665
01/01/10	16	3,057,094.57	0.82	6.622	359	80.47	679

Total	2,390	$371,556,547.97	100.00%	7.706%	359	83.51%	625

46

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	1	$210,072.37	0.05%	7.275%	358	80.00%	510
Alt	1	53,949.42	0.01	9.750	178	100.00	691
Alt A	970	143,463,627.03	34.11	7.146	346	85.37	684
M1	1,366	190,224,313.56	45.22	7.949	355	83.78	609
M2	474	69,044,369.33	16.41	8.205	354	79.11	575
M3	87	11,930,746.22	2.84	8.868	357	74.38	559
M4	40	5,697,396.78	1.35	9.046	355	68.26	561

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

IO Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	2,651	$362,493,544.45	86.18%	7.889%	351	83.20%	620
60	282	56,925,020.26	13.53	6.941	359	82.31	672
120	6	1,205,910.00	0.29	6.912	359	81.83	685

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	828	$160,960,416.02	38.27%	7.351%	356	84.04%	640
NO MI	2,111	259,664,058.69	61.73	8.010	349	82.48	619

Total	2,939	$420,624,474.71	100.00%	7.758%	352	83.08%	627

47

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-1

Group II Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$309,874,437	$12,986	$975,950
Average Scheduled Principal Balance	$170,636
Number of Mortgage Loans	1,816

Weighted Average Gross Coupon	7.594%	4.700%	13.250%
Weighted Average FICO Score	631	501	801
Weighted Average Combined Original LTV	82.24%	26.97%	100.00%

Weighted Average Original Term	351 months	120 months	360 months
Weighted Average Stated Remaining Term	350 months	118 months	360 months
Weighted Average Seasoning	1 months	0 months	58 months

Weighted Average Gross Margin	5.620%	1.000%	7.990%
Weighted Average Minimum Interest Rate	7.523%	4.700%	12.210%
Weighted Average Maximum Interest Rate	14.472%	11.100%	19.210%
Weighted Average Initial Rate Cap	3.000%	3.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	24 months	16 months	59 months

Maturity Date		Dec. 1, 2014	Feb. 1, 2035
Maximum Zip Code Concentration	0.55%	92563

48

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	106	$3,979,253.35	1.28%	10.007%	263	90.15%	649
50,000.01 - 100,000.00	534	40,902,373.14	13.20	8.552	323	83.34	621
100,000.01 - 150,000.00	418	51,670,763.04	16.67	7.866	351	83.29	620
150,000.01 - 200,000.00	246	42,662,902.42	13.77	7.644	355	81.97	619
200,000.01 - 250,000.00	151	33,685,935.32	10.87	7.385	357	80.61	630
250,000.01 - 300,000.00	86	23,522,035.40	7.59	7.292	359	81.25	634
300,000.01 - 350,000.00	50	16,160,242.98	5.22	7.064	355	81.74	653
350,000.01 - 400,000.00	97	36,411,737.23	11.75	6.983	353	82.30	645
400,000.01 - 450,000.00	63	26,783,212.72	8.64	7.169	359	82.76	634
450,000.01 - 500,000.00	43	20,639,306.82	6.66	7.536	359	82.34	627
500,000.01 - 550,000.00	11	5,771,295.25	1.86	7.301	359	83.57	647
550,000.01 - 600,000.00	4	2,334,870.57	0.75	7.581	359	76.69	674
600,000.01 - 650,000.00	3	1,916,957.13	0.62	7.110	358	86.63	673
750,000.01 - 800,000.00	1	767,319.10	0.25	6.600	359	80.00	660
800,000.01 - 850,000.00	2	1,690,283.14	0.55	5.900	359	58.43	663
950,000.01 - 1,000,000.00	1	975,949.62	0.31	6.400	359	69.78	620

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	5	$764,552.79	0.25%	4.842%	359	68.52%	687
5.000 - 5.499	16	3,769,346.17	1.22	5.286	350	75.11	684
5.500 - 5.999	104	25,755,142.45	8.31	5.841	348	73.14	663
6.000 - 6.499	137	34,150,693.60	11.02	6.272	356	77.51	663
6.500 - 6.999	289	60,766,008.71	19.61	6.768	356	79.52	656
7.000 - 7.499	194	36,977,395.24	11.93	7.250	356	81.82	634
7.500 - 7.999	276	47,633,595.68	15.37	7.736	354	84.32	624
8.000 - 8.499	159	25,463,148.54	8.22	8.264	352	84.84	608
8.500 - 8.999	218	30,041,264.01	9.69	8.754	352	87.68	598
9.000 - 9.499	117	15,406,828.70	4.97	9.241	347	86.03	578
9.500 - 9.999	138	15,065,603.85	4.86	9.763	336	89.26	577
10.000 - 10.499	46	5,825,188.73	1.88	10.205	334	85.33	578
10.500 - 10.999	42	3,652,396.95	1.18	10.714	318	92.22	592
11.000 - 11.499	16	1,138,420.71	0.37	11.199	302	92.41	593
11.500 - 11.999	13	862,275.91	0.28	11.715	244	94.36	642
12.000 - 12.499	18	863,846.63	0.28	12.076	188	99.00	674
12.500 - 12.999	9	708,563.01	0.23	12.689	179	100.00	661
13.000 - 13.499	19	1,030,165.55	0.33	13.026	179	99.88	681

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

49

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500-524	61	$8,724,824.26	2.82%	8.613%	357	75.78%	520
525-549	199	29,359,559.18	9.47	8.730	355	78.16	538
550-574	188	30,407,739.31	9.81	8.291	355	81.16	563
575-599	213	34,927,454.70	11.27	7.878	354	81.11	587
600-624	224	41,668,382.02	13.45	7.529	356	82.42	612
625-649	244	42,994,936.28	13.87	7.448	346	83.41	637
650-674	247	44,314,772.28	14.30	7.214	347	82.36	662
675-699	192	32,883,119.34	10.61	6.981	343	84.63	685
700+	248	44,593,649.86	14.39	6.982	344	84.63	732
Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	44	$5,118,849.12	1.65%	6.761%	327	41.30%	617
50.00 - 54.99	19	2,320,874.76	0.75	7.107	341	51.50	625
55.00 - 59.99	35	5,684,066.25	1.83	6.658	353	57.00	615
60.00 - 64.99	57	10,615,599.74	3.43	6.744	350	62.03	610
65.00 - 69.99	77	16,585,627.93	5.35	6.779	351	67.57	606
70.00 - 74.99	107	19,586,414.16	6.32	7.283	354	71.97	598
75.00 - 79.99	136	23,828,891.38	7.69	7.420	350	76.70	605
80.00	367	71,933,201.11	23.21	7.119	357	80.00	652
80.01 - 84.99	48	11,281,980.96	3.64	7.400	357	83.23	645
85.00 - 89.99	185	33,421,010.54	10.79	7.848	358	86.15	617
90.00 - 94.99	339	61,334,005.17	19.79	7.842	355	90.24	626
95.00 - 99.99	156	23,456,904.09	7.57	8.573	348	95.26	628
100.00	246	24,707,012.02	7.97	8.939	304	100.00	675

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	3	$266,355.11	0.09%	7.416%	119	77.50%	652
180	192	13,993,743.59	4.52	9.306	179	88.31	667
240	8	802,397.98	0.26	7.595	239	76.78	603
300	1	109,870.01	0.04	7.275	299	57.89	599
360	1,612	294,702,070.54	95.10	7.513	359	81.98	629

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

50

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	3	$266,355.11	0.09%	7.416%	119	77.50%	652
121-180	192	13,993,743.59	4.52	9.306	179	88.31	667
181-240	8	802,397.98	0.26	7.595	239	76.78	603
241-300	1	109,870.01	0.04	7.275	299	57.89	599
301-360	1,612	294,702,070.54	95.10	7.513	359	81.98	629

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,449	$269,540,923.23	86.98%	7.523%	359	82.52%	627
Fixed Rate Loan	367	40,333,514.00	13.02	8.068	292	80.39	653

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	169	$48,399,369.86	15.62%	6.753%	359	81.65%	673
2/28 6 Mo LIBOR ARM	1,196	203,977,413.50	65.83	7.751	359	83.00	616
3/27 6 MO LIBOR IO	16	4,670,245.96	1.51	6.789	359	78.74	666
3/27 6 Mo LIBOR ARM	48	8,240,834.94	2.66	7.270	359	79.89	612
5/25 6 MO LIBOR	16	2,810,558.97	0.91	6.670	359	78.08	633
5/25 6 MO LIBOR IO	4	1,442,500.00	0.47	6.664	359	79.29	689
Fixed Rate	247	32,818,318.14	10.59	7.561	317	76.29	646
Fixed Rate Balloon	119	7,395,195.86	2.39	10.334	179	99.07	683
Fixed Rate IO	1	120,000.00	0.04	6.900	359	51.06	727

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	190	$54,632,115.82	17.63%	6.754%	359	81.27%	673
Not Interest Only	1,626	255,242,321.41	82.37	7.774	348	82.45	621

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

51

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	586	$100,461,027.01	32.42%	7.934%	344	83.46%	635
12	12	4,349,733.47	1.40	6.905	347	83.75	668
24	734	131,593,644.26	42.47	7.408	356	82.41	630
36	480	73,075,226.51	23.58	7.499	347	80.22	623
60	4	394,805.98	0.13	8.228	324	75.94	592

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,670	$300,837,246.37	97.08%	7.506%	355	81.73%	629
Second Lien	146	9,037,190.86	2.92	10.539	182	99.13	683

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	849	$126,254,235.35	40.74%	7.835%	352	84.04%	602
Limited Documentation	33	6,395,424.62	2.06	8.076	359	87.39	610
No Documentation	186	34,779,988.30	11.22	6.963	345	80.37	694
Stated Income	748	142,444,788.96	45.97	7.513	349	80.88	641

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	964	$172,125,239.22	55.55%	7.478%	353	78.71%	612
Purchase	778	125,992,406.89	40.66	7.740	346	87.08	657
Rate/Term Refinance	74	11,756,791.12	3.79	7.740	346	82.16	613

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

52

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	124	$19,430,698.53	6.27%	7.446%	349	84.32%	655
Multi-Unit	65	10,351,401.25	3.34	8.032	352	82.45	632
PUD	258	56,572,432.00	18.26	7.580	350	83.39	634
Single Family Residence	1,369	223,519,905.45	72.13	7.590	350	81.76	627

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	111	$12,714,417.85	4.10%	8.258%	355	81.98%	652
Primary	1,662	289,300,542.50	93.36	7.570	349	82.30	629
Secondary Home	43	7,859,476.88	2.54	7.398	359	80.32	654

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

53

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	29	$3,012,311.65	0.97%	9.020%	349	84.36%	581
Arizona	32	4,341,511.26	1.40	7.446	346	83.40	646
Arkansas	15	1,708,869.79	0.55	8.411	359	88.01	625
California	284	74,088,468.07	23.91	6.794	348	78.18	645
Colorado	27	5,731,758.89	1.85	7.405	357	84.86	614
Connecticut	34	6,685,467.99	2.16	7.721	351	83.92	627
Delaware	11	1,932,426.99	0.62	7.239	355	68.23	630
District of Columbia	8	1,601,229.61	0.52	7.826	359	76.71	629
Florida	327	50,558,760.69	16.32	7.599	350	83.51	638
Georgia	50	8,881,602.14	2.87	8.283	346	86.46	638
Hawaii	1	149,700.59	0.05	6.000	358	60.48	601
Idaho	8	1,272,895.84	0.41	7.858	358	86.81	653
Illinois	39	6,923,427.72	2.23	7.800	358	85.43	617
Indiana	22	1,927,351.97	0.62	8.531	355	86.69	620
Iowa	2	218,024.69	0.07	8.547	359	85.48	576
Kansas	6	439,137.13	0.14	9.456	337	94.38	616
Kentucky	12	1,274,784.01	0.41	8.114	359	83.42	631
Louisiana	36	3,602,644.25	1.16	8.379	350	84.19	599
Maine	9	1,667,831.75	0.54	8.021	359	81.92	630
Maryland	78	15,444,852.20	4.98	8.032	351	79.52	613
Massachusetts	16	3,479,116.37	1.12	7.261	353	83.98	646
Michigan	67	7,716,153.41	2.49	8.062	356	84.58	627
Minnesota	6	968,285.63	0.31	7.489	359	88.91	663
Mississippi	19	1,851,131.25	0.60	8.398	352	88.49	624
Missouri	39	5,374,332.05	1.73	8.492	357	86.56	621
Montana	5	1,152,697.61	0.37	7.209	334	83.37	664
Nebraska	1	154,697.93	0.05	6.125	358	79.08	701
Nevada	21	4,267,718.90	1.38	7.141	352	77.24	640
New Hampshire	8	1,488,195.93	0.48	7.577	359	78.91	616
New Jersey	25	6,030,333.78	1.95	7.898	356	85.36	631
New Mexico	1	115,505.06	0.04	6.990	359	80.00	669
New York	54	13,064,457.05	4.22	7.435	353	81.59	618
North Carolina	45	5,486,860.82	1.77	8.845	350	84.80	613
Ohio	94	9,562,063.53	3.09	8.146	353	87.47	619
Oklahoma	7	627,420.90	0.20	8.269	330	87.41	624
Oregon	12	2,525,989.51	0.82	7.465	357	82.18	634
Pennsylvania	74	9,515,587.23	3.07	7.994	350	82.34	618
South Carolina	21	2,828,393.40	0.91	8.583	346	88.74	603
Tennessee	40	4,669,090.15	1.51	7.783	330	83.34	615
Texas	77	9,788,846.48	3.16	7.845	334	84.27	628
Utah	4	$530,021.36	0.17%	7.152%	354	84.81%	639

Continued on Next Page…

54

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State (Continued)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Vermont	3	$424,450.12	0.14%	8.059%	359	83.63%	669
Virginia	111	21,472,120.41	6.93	7.766	353	82.85	618
Washington	19	3,360,502.92	1.08	7.496	342	83.22	639
West Virginia	4	388,457.35	0.13	8.467	338	79.37	612
Wisconsin	11	1,497,986.15	0.48	8.551	350	84.75	602
Wyoming	2	70,964.70	0.02	9.501	321	84.23	546

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	$226,000.00	0.08%	6.250%	359	83.70%	590
2.000 - 2.499	1	157,082.72	0.06	7.650	357	75.00	622
3.500 - 3.999	5	1,173,319.91	0.44	6.314	359	67.90	683
4.000 - 4.499	49	11,525,787.30	4.28	5.888	359	72.58	667
4.500 - 4.999	230	51,821,285.74	19.23	6.448	359	77.06	672
5.000 - 5.499	274	53,834,889.34	19.97	6.893	359	80.39	643
5.500 - 5.999	317	61,446,328.72	22.80	7.575	359	85.64	632
6.000 - 6.499	284	46,043,143.74	17.08	8.333	359	87.06	591
6.500 - 6.999	186	28,910,264.19	10.73	9.114	359	85.39	574
7.000 - 7.499	99	13,632,071.19	5.06	9.254	358	85.46	573
7.500 - 7.999	3	770,750.38	0.29	7.765	359	89.64	589

Total	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

55

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	5	$764,552.79	0.28%	4.842%	359	68.52%	687
5.000 - 5.499	15	3,610,675.96	1.34	5.284	357	75.55	683
5.500 - 5.999	87	22,192,529.75	8.23	5.833	359	74.91	660
6.000 - 6.499	122	30,981,434.64	11.49	6.274	359	78.09	662
6.500 - 6.999	242	52,523,828.15	19.49	6.766	358	80.73	655
7.000 - 7.499	163	32,226,582.73	11.96	7.242	359	82.46	632
7.500 - 7.999	231	42,650,588.48	15.82	7.731	359	85.17	623
8.000 - 8.499	137	23,449,588.41	8.70	8.264	359	84.55	606
8.500 - 8.999	185	26,858,252.98	9.96	8.753	359	87.75	594
9.000 - 9.499	94	13,554,790.00	5.03	9.248	359	84.83	568
9.500 - 9.999	102	12,462,452.60	4.62	9.760	359	88.23	564
10.000 - 10.499	30	4,784,977.22	1.78	10.228	359	84.07	564
10.500 - 10.999	26	2,629,996.11	0.98	10.721	359	89.69	561
11.000 - 11.499	6	610,075.05	0.23	11.307	359	90.85	548
11.500 - 11.999	3	197,422.08	0.07	11.804	359	92.41	549
12.000 - 12.499	1	43,176.28	0.02	12.210	358	90.95	529

Total	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	2	$823,169.01	0.31%	5.182%	352	90.00%	766
11.500 - 11.999	12	2,884,726.53	1.07	5.489	358	74.39	639
12.000 - 12.499	22	5,748,014.00	2.13	5.784	359	75.83	663
12.500 - 12.999	88	22,797,293.97	8.46	5.946	359	75.71	661
13.000 - 13.499	119	29,261,372.57	10.86	6.309	359	78.11	659
13.500 - 13.999	245	52,995,053.29	19.66	6.832	358	80.78	653
14.000 - 14.499	159	31,757,691.85	11.78	7.253	359	82.61	636
14.500 - 14.999	220	39,196,045.95	14.54	7.741	359	85.29	625
15.000 - 15.499	136	23,075,834.31	8.56	8.267	359	84.46	604
15.500 - 15.999	184	26,718,832.41	9.91	8.752	359	87.74	594
16.000 - 16.499	94	13,554,790.00	5.03	9.248	359	84.83	568
16.500 - 16.999	102	12,462,452.60	4.62	9.760	359	88.23	564
17.000 - 17.499	30	4,784,977.22	1.78	10.228	359	84.07	564
17.500 - 17.999	26	2,629,996.11	0.98	10.721	359	89.69	561
18.000 - 18.499	6	610,075.05	0.23	11.307	359	90.85	548
18.500 - 18.999	3	197,422.08	0.07	11.804	359	92.41	549
19.000 - 19.499	1	43,176.28	0.02	12.210	358	90.95	529

Total	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

56

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

Total	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

Total	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
06/01/06	1	$449,669.02	0.17%	5.250%	352	90.00%	772
07/01/06	2	771,299.99	0.29	5.822	353	90.00	736
08/01/06	1	364,523.00	0.14	7.750	354	95.00	648
09/01/06	3	447,309.52	0.17	7.221	355	76.96	667
11/01/06	53	10,423,068.43	3.87	7.303	357	82.20	653
12/01/06	328	57,645,899.71	21.39	7.688	358	83.45	623
01/01/07	974	181,426,413.69	67.31	7.546	359	82.45	625
01/02/07	2	480,000.00	0.18	8.290	359	86.00	585
02/01/07	1	368,600.00	0.14	6.990	360	95.00	636
12/01/07	12	2,389,814.83	0.89	7.318	358	85.77	601
01/01/08	52	10,521,266.07	3.90	7.046	359	78.05	638
12/01/09	3	641,348.19	0.24	7.240	358	73.92	608
01/01/10	17	3,611,710.78	1.34	6.566	359	79.30	659

Total	1,449	$269,540,923.23	100.00%	7.523%	359	82.52%	627

57

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A-	1	$54,167.87	0.02%	8.625%	334	70.00%	603
AA	2	543,728.87	0.18	7.503	349	68.44	586
Alt	1	55,965.96	0.02	11.750	178	100.00	677
Alt A	580	103,291,606.71	33.33	7.032	342	82.95	682
B	2	258,838.43	0.08	8.130	342	75.56	537
M1	856	144,049,535.73	46.49	7.727	353	83.91	618
M2	273	45,563,656.84	14.70	8.040	355	79.40	580
M3	66	10,680,503.85	3.45	8.815	354	72.13	559
M4	34	5,247,649.05	1.69	8.597	356	69.29	573
NSFICO	1	128,783.92	0.04	7.450	333	79.82	660

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

IO Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
N/A	1,626	$255,242,321.41	82.37%	7.774%	348	82.45%	621
60	185	53,069,615.82	17.13	6.756	359	81.40	672
120	5	1,562,500.00	0.50	6.682	359	77.12	692

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	571	$140,660,852.21	45.39%	7.185%	355	82.69%	644
NO MI	1,244	169,141,459.70	54.58	7.933	345	81.86	620
PMI	1	72,125.32	0.02	10.150	302	85.00	539

Total	1,816	$309,874,437.23	100.00%	7.594%	350	82.24%	631

58